SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 -----------


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 12, 2002

                                  AT&T CORP.

              (Exact Name of Registrant as Specified in Charter)

                                   New York

                (State or Other Jurisdiction of Incorporation)

               1-1105                              13-4924710

      (Commission File Number)         (IRS Employer Identification No.)


       295 North Maple Avenue                        07920
          Basking Ridge, NJ

   (Address of Principal Executive                 (Zip Code)
              Offices)


      Registrant's telephone number, including area code: (908) 221-2000


                                Not Applicable

        (Former Name or Former Address, If Changed Since Last Report)




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ITEM 5.      OTHER EVENTS.


      On August 9, 2002, AT&T issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.


      (c)   Exhibits.


      Exhibit 99.1 Press Release, dated August 9, 2002.




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 12, 2002                              AT&T CORP.
                                                  (Registrant)



                                      By: /s/ Marilyn J. Wasser
                                         --------------------------------------
                                          Name:  Marilyn J. Wasser
                                          Title:  Vice President--Law and
                                                  Secretary





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                                   EXHIBIT INDEX



      99.1        Press Release, dated August 9, 2002.